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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 5, 2000 relating to the financial statements and schedule of Caldera Systems, Inc. (and to all references to our Firm) included in Caldera International, Inc.'s Registration Statement on Form S-4 (File No. 333-45936).

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Salt Lake City, Utah
   May 2, 2001